UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): April 3, 2023

Enviva Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37363	46-4097730
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7272 Wisconsin Ave., Suite 1800 Bethesda, MD	20814
(Address of principal executive offices)	(Zip code)

(301) 657-5560

Registrant’s telephone number, including area code:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	EVA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.	Results of Operations and Financial Condition

As previously announced, on April 3, 2023, Enviva Inc. (the “Company”) held its Investor Day, which was accessible via live webcast on the Company’s Investor Relations section of its website at www.envivabiomass.com and in person. The Investor Day presentation included a discussion of the preliminary trends and results from the first quarter of 2023 included on slide 26 of the related investor presentation, which was filed by the Company on Form 8-K on April 3, 2023 (the “Presentation”). In addition, members of the Company’s management made statements regarding the Company’s expectation that Adjusted EBITDA for the first quarter and full year 2023 will be negatively impacted by approximately $12 million related to the Deferred Gross Margin Transactions. The 2023 full-year guidance included in the Presentation reflects this expected negative impact of approximately $12 million in the first quarter of 2023. Members of the Company’s management further made statements that the first quarter of 2023 is expected to be the final quarter with such a negative impact and that the Company expects the Deferred Gross Margin Transactions to have the opposite effect on Adjusted EBITDA in 2024 and 2025, increasing Adjusted EBITDA over the remaining duration of the related purchase agreement. See the Presentation and the Company’s other filings for additional information regarding the Deferred Gross Margin Transactions, Adjusted EBITDA, and related adjustments.

The information in Item 2.02 of this Current Report on Form 8-K is being “furnished” and shall not be deemed to be “filed” by the Company for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

ENVIVA INC.

Date: April 3, 2023	By:	/s/ Jason E. Paral
	Name:	Jason E. Paral
	Title:	Senior Vice President, General Counsel, and Secretary